Dove Diamonds & Mining, Inc.

Financial Statements
with Report of Independent Registered Public Accounting Firm
For the Period May 19, 2009 (date of inception) to September 30, 2009

Table of Contents

Child, Van Wagoner & Bradshaw, PLLC
CERTIFIED PUBLIC ACCOUNTANTS

Douglas W. Child, CPA
Marty D. Van Wagoner, CPA
J. Russ Bradshaw, CPA
William R. Denney, CPA
Russell E. Anderson, CPA
Scott L. Farnes

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Dove Diamonds & Mining, Inc.

We have audited the accompanying balance sheet of Dove Diamonds & Mining, Inc. (the Company) as of September 30, 2009, and the related statements of operations, changes in stockholders' equity and cash flows for the period from May 19, 2009 (inception) to September 30, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dove Diamonds & Mining, Inc. as of September 30, 2009, and the results of its operations, changes in stockholders' equity and its cash flows for the period from May 19, 2009 (inception) to September 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not yet generated any revenue since inception. These factors raise substantial doubt about the Company's ability to meet its obligations and to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Child, Van Wagoner & Bradshaw PLLC

Child, Van Wagoner & Bradshaw, PLLC
Certified Public Accountants
Salt Lake City, Utah
November 12, 2009

1284 W. Flint Meadow Dr. #D
Kaysville, Utah 84037
Telephone 801.927.1337
Facsimile 801.927.1344

5296 S. Commerce Dr. #300
Salt Lake City, Utah 84107
Telephone 801.281.4700
Facsimile 801.281.4701

Suite A, 5/F
Max Share Centre
373 King's Road
North Point, Hong Kong
Telephone 852.21.555.333
Facsimile 852.21.165.222

www.cpaone.net

Dove Diamonds & Mining, Inc.
Balance Sheet
September 30, 2009

Assets		
Current Assets		
Cash	$	1,000
Total Current Assets		1,000
Total Assets	$	1,000
Liabilities and Stockholders' Equity		
Current Liabilities		
Total Liabilities		-
Stockholder's Equity		
Common stock par value .0001, 2500 shares authorized, 2500 shares issued and outstanding		1
Additional Paid in Capital		999
Retained (deficit)		-
Total Stockholders' Equity		1,000
Total Liabilities and Stockholders' Equity	$	1,000

The accompanying notes are an integral part of these financial statements.

Dove Diamonds & Mining, Inc.
Statement of Operations
For the Period from May 19, 2009 (Date of Inception) through September 30, 2009

Revenue	$	-
Cost of Sales		-
Gross Profit		-
Expenses		
General and Administrative		-
Total Expenses		-
Net Income (loss)	$	-
Loss Per Share	$	-
Weighted Average Number of Common Shares Outstanding		2,500

The accompanying notes are an integral part of these financial statements.

Dove Diamonds & Mining, Inc.
Statement of Stockholders' Equity
For the Period from May 19, 2009 (Date of Inception) through September 30, 2009

	Common Stock		Additional Paid in	Retained	Total Stockholder's
	Shares	Amount	Capital	Earnings	Equity
Beginning Balance May 19, 2009 (Date of inception)	-	$ -	$ -	$ -	$ -
Common stock issued:					
Common shares issued for cash at .0001 par	2,500	1	999		1,000
Net Income (loss) for the period				-	-
Balance, September 30, 2009	2,500	$ 1	$ 999	$ -	$ 1,000

The accompanying notes are an integral part of these financial statements.

Dove Diamonds & Mining, Inc.
Statement of Cash Flows
For the Period from May 19, 2009 (Date of Inception) through September 30, 2009

Operating Activities		
Net Income (Loss)	$	-
Net cash provided by Operating Activities		-
Financing Activities		
Proceeds from issuance of common stock		1,000
Net cash provided by Financing Activities		1,000
Net increase (decrease) in cash and cash equivalents		1,000
Cash at beginning of period		-
Cash at end of period	$	1,000

The accompanying notes are an integral part of these financial statements.

Dove Diamonds & Mining, Inc.

Notes to Financial Statements

For the period from May 19, 2009 (Date of Inception) through September 30, 2009

Note 1 – Organization and Basis of Presentation

Business and Organization

The Company was organized as a corporation in the state of Nevada on May 19, 2009. The Company is headquartered in Brooklyn, NY and has begun no operations as of September 30, 2009.

The Company was organized to become a U.S. based operating company to wholesale diamonds domestically in the United States and globally. The Company intends to be a wholesale operation with sales to other wholesalers', not individual buyers or shoppers. The Company intends to acquire equipment, mining operations, and mining locations.

Going Concern Considerations

The accompanying financial statements have been presented assuming Dove Diamond Mining will continue as a going concern, which contemplate the realization of assets and the satisfaction of liabilities in the normal course of business. As of September 30, 2009, the Company had no operations, and only had $1,000 in cash. The Company intends to be acquired by a public shell within two months from the end of the period.

These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 2 – Summary of Significant Accounting Policies

Revenue Recognition

The Company recognizes revenue only when all of the following criteria have been met:

- Persuasive evidence of an arrangement exists;
- Delivery has occurred or services have been rendered;
- The fee for the arrangement is fixed or determinable; and
- Collectability is reasonably assured.

Cash and Cash Equivalents

The Company considers deposits that can be redeemed on demand and investments that have original maturities of less than three months, when purchased, to be cash equivalents. As of September 30, 2009, the Company's cash and cash equivalents were deposited primarily in one FDIC financial institution.

Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets, including tax loss and credit carry forwards, and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred income tax expense represents the change during the period in the deferred tax assets and deferred tax liabilities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Foreign Currency Translation

The Company's functional currency for all operations worldwide is the U.S. dollar. Nonmonetary assets and liabilities are translated at historical rates and monetary assets and liabilities are translated at exchange rates in effect at the end of the year. Income statement accounts are translated at average rates for the year. Gains and losses from translation of foreign currency financial statements into U.S. dollars are included in current results of operations. Gains and losses resulting from foreign currency transactions are also included in current results of operations.

Note 2- (continued)

Use of Estimates
Preparing the Company's financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Earnings per share
Basic net income (loss) per share is calculated based on the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share incorporates the dilutive effect of common stock equivalent options, warrants and other convertible securities, if any, as determined in accordance with the treasury-stock accounting method.

Recently Issued Accounting Pronouncements

In June 2009, the FASB established the Accounting Standards Codification ("Codification" or "ASC") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP"). Rules and interpretive releases of the Securities and Exchange Commission ("SEC") issued under authority of federal securities laws are also sources of GAAP for SEC registrants. Existing GAAP was not intended to be changed as a result of the Codification, and accordingly the change did not impact our financial statements. The ASC does change the way the guidance is organized and presented.

Statement of Financial Accounting Standards ("SFAS") No. 165 (ASC Topic 855), "Subsequent Events", SFAS No. 166 (ASC Topic 810), "Accounting for Transfers of Financial Assets-an Amendment of FASB Statement No. 140", SFAS No. 167 (ASC Topic 810), "Amendments to FASB Interpretation No. 46(R)," and SFAS No. 168 (ASC Topic 105), "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles- a replacement of FASB Statement No. 162" were recently issued. SFAS No. 165, 166, 167, and 168 have no current applicability to the Company or their effect on the financial statements would not have been significant.

Accounting Standards Update ("ASU") ASU No. 2009-05 (ASC Topic 820), which amends Fair Value Measurements and Disclosures – Overall, ASU No. 2009-13 (ASC Topic 605), Multiple Deliverable Revenue Arrangements, ASU No. 2009-14 (ASC Topic 985), Certain Revenue Arrangements that include Software Elements, and various other ASU's No. 2009-2 through ASU No. 2009-15 which contain technical corrections to existing guidance or affect guidance to specialized industries or entities were recently issued. These updates have no current applicability to the Company or their effect on the financial statements would not have been significant.

Provision for Income Taxes
The Company at this time has no provision for income taxes and is unable to assess the impact of taxation on the Company until operations begin.

Common Stock
The Company was incorporated May 19, 2009 with the issuance of 2,500 common shares with a par value of $.0001 per share. The Company currently has 2,500 shares issued and outstanding.